Supplement, dated August 27, 2004, to the Prospectuses, dated May 3, 2004, of
               Seligman Income and Growth Fund, Inc. (the "Fund")

Effective September 13, 2004, the following information supersedes and replaces the information set forth in the first and second paragraphs on page 6 of the Fund's Prospectuses under the caption "Management - Portfolio Management":

      The Fund is co-managed by Seligman's Core Investment Team, headed by Mr. John B. Cunningham and the investment grade team of Seligman's Fixed Income Team, headed by Mr. Christopher J. Mahony.

      Mr. Cunningham is Co-Portfolio Manager of the Fund, as well as Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, a closed-end investment company. He is also Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. He is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salmon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.